EXHIBIT 99.1

Description of Slides Regarding the Company's Presentation at its 3rd Quarter Results Conference Call in Princeton, NJ on November 7, 2001.

Slide 01
Large RCN Corporation logo. Title: RCN Corporation, 3rd Quarter 2001 Update November 7, 2001

Slide 02
Forward Looking Statement Disclaimer noted above

Slide 03
Financial Results Summary

                                            3Q01              2Q01              3Q00
Sales                                      $136.7            $131.4           $107.6
Gross Profit %                               57.1%             54.6%            52.3%
SG & A                                      122.3             135.6            142.1
EBITDA                                      (44.2)            (63.9)           (85.8)
Net (Loss) to Common Shareholders          (111.6)            (676.9)         (207.9)
Basic and Diluted (loss) per
Average common share:
Net (loss) before extraordinary item       ($1.92)           ($2.30)          ($2.70)
Extraordinary item                          $0.77            ($5.08)              --
Net (loss) to Common Shareholders          ($1.15)           ($7.38)          ($2.70)
Weighted Average Shares
Outstanding (000s)                         97,325            91,673           86,470

Slide 04
Network and Connections

                           3Q00         3Q01       Year over Year Growth
Homes Passed               1,360       1,690                330
Marketable Homes           1,131       1,457                326
Connections
         Voice               113         204                 91
         Video               386         472                 86
         Data                 44         104                 60
Network Connections          543         781                238
Penetration
         Voice                            14%
         Video                            32%

         Data                                          7%
         Network Customers                           497
         Connections per customer                    1.6

Slide 5
Capitalization

                          2Q01              3Q01                3Q01
                                                                Pro Forma
Bank Debt                  $500              $750                $750
Senior Notes              1,822             1,720($542)         1,178
Total Debt               $2,322            $2,470              $1,928
Unrestricted Cash        $1,068            $1,132($161)          $971
Bank Facility              $500              $250                 250
Total Liquidity          $1,568            $1,382              $1,221

Slide 06
We Continue Our Progress in Reducing EBITDA Losses:
 ($ in millions)

                      4Q00          1Q01           2Q01           3Q01
                   ---------     ---------       --------         ----
Revenue             $ 114          $ 125          $ 131          $ 137
Gross profit           57             65             72             78
Gross profit %         50%            52%            55%            57%
SG&A                  170            155            136            122
SG&A %                149%           124%           104%            89%
EBITDA               (113)           (90)           (64)           (44)

Slide 07
And Our Cash Burn Continues to Slow    ($ in millions)

                             4Q00          1Q01(1)          2Q01       3Q01
                           --------      -------            ----       ----
EBITDA                      (113)            (90)           (64)        (44)

Capex/Inventory             (573)           (249)          (157)       (115)
Other Working Capital        303            (157)            (9)         23
Operating Burn              (583)           (296)          (230)       (136)

(1) $200M of 4th quarter expenses were paid in the 1st quarter 2001


Slide 08
Operational Highlights

                            1Q01            2Q01             3Q01
                         ---------       ---------      ----------
Homes Passed             1,597,000       1,654,000       1,690,000
Marketable Homes         1,311,000       1,403,000       1,457,000
Connections

         Voice             164,012         187,365         204,638
         Video             443,011         460,433         471,567
         Data               76,132          90,225         104,359
                           -------         -------         -------
Network Connections        683,155         738,023         780,564

Resale                      49,229          43,332          37,468
Dial-Up                    432,082         405,523         384,752
                           -------         -------         -------
Total Connections        1,164,466       1,186,878       1,202,784



Slide 09
Marketable Homes and Network Connections By Market

                    Voice          Video    Wireless    Cable      Network              Mktble Homes
                                             Video      Modem    Connections
Manhattan           33,295        54,464    22,126      12,956      122,841                185,393
Queens               6,608         8,274     1,200       4,104       20,186                100,105
Boston              58,040        53,354       197      30,820      142,411                263,702
Wash DC             13,398        30,651                 8,567       52,616                165,410
Phil                 9,307         7,568                 4,382       21,257                 75,539
Lehigh Val          36,713        88,093                 7,306      132,112                173,878
Central NJ               0        82,353                 9,034       91,387                109,017
Carmel                 794        30,589                 3,326       34,709                 38,314
San Fran             7,838         6,781                 4,395       19,014                 80,883
L.A                    182           374                   120          676                  9,737
Chicago             38,463        85,543                19,349      143,355                254,703

TOTALS:            204,638       448,044    23,523     104,359      780,564              1,456,681

Slide 10
ARPUs are Steadily Improving

                        4Q00             1Q01              2Q01             3Q01
                        ------           ------            ------           ------
Voice                   $46.72           $44.93            $46.24           $47.24
Video                   $38.30           $39.01            $40.04           $41.74
Data (including ISP)    $20.56           $22.87            $23.28           $24.03

Slide 11
More Focused Advertising and Migrating Sales Channel Mix Continues to Drive Down Acquisition Costs

Graph showing:             3Q00     4Q00    1Q01     2Q01     3Q01
 $ per gross install        $331     $403    $242     $229     $212


Slide 12

We Have Maintained Our Gross Additions Run Rate While Reducing Sales Headcount and Acquisition Costs Per Install...

                           4Q00         1Q01          2Q01       3Q01
Gross Installs           103,605      107,555       105,287     103,851
Total Disconnects         33,770       37,984        50,419      61,310
Net Additions             69,835       69,571        54,868      42,541
Churn %                      2.0%         2.1%          2.3%        2.8%


But Churn has been increasing...

Slide 13
Gross Margins Show Continuing Improvement...
Graph Showing:
Gross Margin % of 50% in 4Q00, 52% in 1Q01, 54.6% in 2Q01, 57.1% in 3Q01

Slide 14
Principally Due to...
-Direct cost reductions in Q2 and Q3 due to continued efforts in Engineering and Revenue Assurance
-Price Increases in several markets
-Upselling existing customers
-Continuing exits or conversions of resale and off-net customers

Slide 15
We Continue to Experience Significant Progress in Reducing SG&A Costs: SG & A, and Headcount shown on the same graph for the last 4 quarters:

                4Q00             1Q01              2Q01              3Q01
SG&A            $170M            $154M             $136M             $122M
Headcount       7,142            6,431             5,869             5,141


-2,000 Headcount decline in 3 quarters
-Customer acquisition costs down over 40% in 3 quarters
-Cost per call down 39% over 3 quarters
-Tech productivity up 14%

Slide 16
Looking Forward We Expect to Continue Our Steady Progress...
-        Reducing cash burn rate
-        Continuing to optimize margins
-        Reducing SG &A
-        Prudently target our capital spend